UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 13, 2026

Date of Report (Date of earliest event reported)

Commission file number	Exact Name of Registrant as Specified in its Charter, State or other
Jurisdiction
of Incorporation, Address of Principal Executive Offices, Zip Code,
and
	Registrant's Telephone Number, Including Area Code	IRS Employer Identification No.

001-42514	Archimedes Tech SPAC Partners II Co. (a Cayman Islands exempted company limited by shares) 2093 Philadelphia Pike #1968 Claymont, DE 19703 (725) 312-2430	N/A
333-295563	ATII Holdings Inc. (a Delaware corporation) 2093 Philadelphia Pike #1968 Claymont, DE 19703 (725) 312-2430	41-2980280
333-295563-01	Forge Nano, Inc. (a Delaware corporation) 12300 Grant St. #110 Thornton, Colorado 80241 (720) 259-8579	45-2393850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Archimedes Tech SPAC Partners II Co.	Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one-half of one redeemable Warrant	ATIIU	The Nasdaq Stock Market LLC
Archimedes Tech SPAC Partners II Co.	Ordinary Shares	ATII	The Nasdaq Stock Market LLC
Archimedes Tech SPAC Partners II Co.	Warrants	ATIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Archimedes Tech SPAC Partners II Co. (“ATII”) on April 20, 2026 (the “Signing 8-K”), ATII Holdings Inc. (“Pubco”), Forge Nano, Inc. (“Forge Nano”) and ATII entered into a subscription agreement with an accredited investor (the “Investor”) on April 20, 2026 (the “Original Subscription Agreement”), pursuant to which the Investor agreed to purchase, in a private placement substantially concurrently with the closing of the Business Combination (as defined in the Signing 8-K), 10,000,000 shares of Pubco common stock (the “Pubco Common Stock”) at a purchase price of $10.00 per share, together with warrants to purchase an aggregate of 15,000,000 shares of Pubco Common Stock at an exercise price of $10.00 per share, subject to adjustment (the “PIPE Warrants”), for an aggregate purchase price of $100,000,000. On October 13, 2026, the parties to the Original Subscription Agreement entered into an Amended and Restated Subscription Agreement (the “Amended and Restated Subscription Agreement”), which provides that 7,031,175 of the Investor’s 10,000,000 subscribed shares will be issued instead in the form of pre-funded warrants to purchase an equal number of shares of Pubco Common Stock at an exercise price of $0.0001 per share (the “Pre-Funded Warrants”), and otherwise contains substantially the same terms as the Original Subscription Agreement.

Pre-Funded Warrants

The Pre-Funded Warrants are exercisable for Pubco Common Stock on or after the date of their issuance and have no expiration date. The exercise price per Pre-Funded Warrant is $0.0001, subject to adjustment as set forth in the Pre-Funded Warrant Certificate and described below. The Pre-Funded Warrants may be exercised on a “net-issuance” basis. The Pre-Funded Warrants are subject to a beneficial ownership limitation, at the election of the holder. If the election is made, Pubco will not effect any exercise of the Pre-Funded Warrants, and a holder will not have the right to exercise any portion of the Pre-Funded Warrants, to the extent that after giving effect to such exercise the holder (together with the holder’s affiliates, and anyone acting as a group together with the holder or any of the holder’s affiliates) would beneficially own in excess of 4.9%, 9.9% or 19.9% (or such other amount as the holder may specify) of outstanding shares of Pubco Common Stock. The holder may increase or decrease such limitation by written notice; provided, however, that any such increase will not be effective until the 61st day after such notice is delivered to Pubco. The Pre-Funded Warrants do not entitle the holder to any rights of a stockholder of Pubco, including voting rights, prior to exercise, except as expressly provided in the Pre-Funded Warrant (including the right to participate in certain distributions described below).

The number of shares issuable upon exercise and the exercise price of the Pre-Funded Warrants are subject to adjustment if Pubco (i) subdivides or combines (including by way of a reverse stock split) the outstanding Pubco Common Stock or (ii) issues by reclassification of Pubco Common Stock into any capital shares of Pubco. If Pubco declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Pubco Common Stock, by way of return of capital or otherwise, the holder of Pre-Funded Warrants shall be entitled to participate in such distribution to the same extent as if the holder had held the number of shares of Pubco Common Stock acquired upon exercise of such holder’s Pre-Funded Warrants. If a Fundamental Transaction (as defined in the Pre-Funded Warrant) occurs, then, upon any subsequent exercise of a Pre-Funded Warrant, the holder will have the right to receive, for each share of Pubco Common Stock that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the holder (without regard to the beneficial ownership limitation), the number of shares of the successor or acquiring corporation or of Pubco, if it is the surviving corporation, and any additional consideration receivable as a result of such Fundamental Transaction by a holder of the number of shares of Pubco Common Stock for which such Pre-Funded Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to the beneficial ownership limitation).

The foregoing description of the Amended and Restated Subscription Agreement, the PIPE Warrants and the Pre-Funded Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Amended and Restated Subscription Agreement, Form of Warrant Certificate and Form of Pre-Funded Warrant Certificate, which are filed as Exhibits 10.1, 4.1 and 4.2 hereto, respectively, and incorporated herein by reference.

Waiver of Transfer Restrictions

On October 13, 2026, ATII and Archimedes Tech SPAC Sponsors II LLC (the “Sponsor”), with the consent of BTIG, LLC, waived the transfer restrictions applicable to the 3,000,000 ordinary shares of ATII to be transferred by the Sponsor to the Investor under the Purchaser Support Agreement (as defined in the Signing 8-K).

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K relating to the Amended and Restated Subscription Agreement is incorporated by reference herein. The shares of Pubco Common Stock, the Pre-Funded Warrants and the PIPE Warrants issuable pursuant to the Amended and Restated Subscription Agreement, and the shares of Pubco Common Stock issuable upon exercise of the Pre-Funded Warrants and the PIPE Warrants, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant Certificate
4.2	Form of Pre-Funded Warrant Certificate
10.1	Form of Amended and Restated Subscription Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Information and Where to Find It

In connection with the proposed business combination, Pubco, a wholly-owned subsidiary of ATII, and Forge Nano have filed documents with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 (the “Registration Statement”), which includes a proxy statement/prospectus of ATII, relating to the proposed business combination. The Registration Statement was declared effective by the SEC on September 22, 2026. The proxy statement/prospectus was mailed to ATII’s shareholders in connection with the proposed business combination on or about September 24, 2026. ATII’s extraordinary general meeting to approve the proposed business combination and related matters is scheduled for October 16, 2026. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Any vote in respect of resolutions to be proposed at ATII’s extraordinary general meeting to approve the proposed business combination or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Registration Statement. Investors and security holders may obtain free copies of these documents (as they become available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov or by directing a request to: Archimedes Tech SPAC Partners II Co., 2093 Philadelphia Pike #1968, Claymont, DE 19703.

Participants in the Solicitation

Each of ATII, Pubco, Forge Nano and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of ATII in favor of the proposed business combination. Information about ATII’s directors and officers is set forth in ATII’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 4, 2026 and ATII’s other filings with the SEC. Additional information concerning the interests of ATII’s participants in the solicitation, which may, in some cases, be different than those of ATII’s shareholders generally, is set forth in the Registration Statement relating to the proposed business combination. These documents are available free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking information about, among other topics, the proposed business combination. All statements, other than statements of present or historical fact, included in this Current Report on Form 8-K regarding the proposed business combination, ATII’s, Pubco’s and Forge Nano’s ability to consummate the proposed business combination, the benefits of the proposed business combination and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the current expectations and assumptions of ATII’s, Pubco’s and Forge Nano’s management about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, ATII, Pubco and Forge Nano disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K.

ATII, Pubco and Forge Nano caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of ATII, Pubco or Forge Nano. Risks and uncertainties include, among other things: (i) risks related to the occurrence of any event, change or other circumstances that could delay the proposed business combination or give rise to the termination of the agreements related thereto; (ii) risks related to the outcome of any legal proceedings that may be instituted against ATII, Pubco or Forge Nano following announcement of the transactions; (iii) risks related to the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of ATII, Pubco and Forge Nano, or other conditions to closing in the Merger Agreement; (iv) the risk that the proposed business combination disrupts ATII’s, Pubco’s or Forge Nano’s current plans and operations as a result of the announcement of the transactions; (v) risks related to Forge Nano’s ability to realize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of Forge Nano to grow and manage growth profitably following the proposed business combination; (vi) risks related to costs related to the proposed business combination; (vii) risks related to changes in applicable laws or regulations; (viii) risks related to Forge Nano’s ability to successfully develop and deploy new technologies to address the needs of its customers; (ix) risks related to the effects of competition on Forge Nano’s business, financial condition and results of operations; (x) risks related to the availability and cost of the raw materials necessary for the production of Forge Nano’s products; (xi) risks related to Forge Nano’s ability to meet the specifications and requirements of its customers or adequately provide them with effective support and services; (xii) risks related to delays in the construction and operation of production facilities; (xiii) risks related to intellectual property infringement, data protection, and other losses; (xiv) risks related to the amount of redemption requests made by ATII’s public shareholders; (xv) risks related to the combined company’s ability to operate effectively as a public company, including its ability to implement controls and procedures required for public companies following the business combination; (xvi) risks related to changes in domestic and foreign business, market, financial, political and legal conditions; (xvii) risks related to the possibility that ATII, Pubco or Forge Nano may be adversely affected by other economic, business, and/or competitive factors; and (xviii) other risks discussed in ATII’s Annual Report on Form 10-K and that are presented in the Registration Statement. There may be additional risks that ATII, Pubco or Forge Nano presently do not know or that ATII, Pubco or Forge Nano currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Should one or more of the risks or uncertainties described in this Current Report on Form 8-K, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed or implied in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in ATII’s periodic filings with the SEC, including ATII’s Annual Report on Form 10-K and the Registration Statement. These SEC filings are available free of charge on the SEC’s website at www.sec.gov.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of ATII, Pubco and Forge Nano described in the “Risk Factors” and “Forward-Looking Statements” sections of the Registration Statement and other documents filed or to be filed by any of them from time to time with the SEC, all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ATII, Pubco and Forge Nano assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. None of ATII, Pubco or Forge Nano gives any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2026

ARCHIMEDES TECH SPAC PARTNERS II CO.

By:	/s/ Long Long
Name:	Long Long
Title:	Chief Executive Officer

ATII HOLDINGS INC.

By:	/s/ Long Long
Name:	Long Long
Title:	Chief Executive Officer

FORGE NANO, INC.

By:	/s/ Michael Kleinberg
Name:	Michael Kleinberg
Title:	Chief Financial Officer